Exhibit 10.5

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

LLC SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement” or “Agreement”) is entered into on October 1, 2025, by and among Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company”), Mountain Lake Acquisition Corp., a Cayman Islands exempted company (“SPAC”) and the undersigned subscriber (“Subscriber”).

WHEREAS, on or about the date hereof, (a) SPAC, (b) Pubco, (c) Avalanche SPAC Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), (d) the Company, (e) Avalanche Company Merger Sub, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”) and (h) Dragonfly Digital Management, LLC (the “Seller”), entered into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, pursuant to and in accordance with the BCA, (a) prior to the Closing, SPAC shall effectuate a domestication under Section 388 of the General Corporation Law of the State of Delaware and the Cayman Islands Companies Act (As Revised) (the “Domestication”), pursuant to which SPAC shall transfer by way of continuation to and become a Delaware corporation (the “Domesticated SPAC”), (b) at least two (2) hours after the Domestication, the SPAC Merger Sub will merge with and into the SPAC, with the SPAC continuing as the surviving company (the “SPAC Merger”), and with the shareholders of the SPAC receiving one share of Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Common Stock”) for each Class A ordinary share of the SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), held by such shareholder in accordance with the terms of the BCA, and (c) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger” and, together with the SPAC Merger, the “Mergers” and, together with the other transactions contemplated by the BCA, the “Transactions”), with (i) members of the Company (“Company Members”) receiving shares of Pubco Class A Common Stock in exchange for their Company Units (as defined below) and (ii) the Seller receiving Pubco Class A Common Stock, Pubco Class B Common Stock, and certain other considerations in exchange for Company Units, in each case in accordance with the terms of the BCA, and upon consummation of the Mergers, Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with applicable law;

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Company, on the date hereof, Class A Units in the Company (the “Company Units”), each having the rights, privileges and preferences set out in that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof (as amended, modified, or supplemented from time to time, including pursuant to any joinder agreements executed in accordance therewith, the “LLC Agreement”) at a price of $10.00 per Company Unit (the “Per Unit Price”), payable in cash, USD Coin, the stablecoin pegged to the value of the U.S. dollar (“USDC”), or by contribution of AVAX tokens, the native cryptocurrency on the Avalanche Network (“AVAX”), in accordance with the terms of this Agreement, and the Company desires to issue to Subscriber such Company Units in consideration of the payment or contribution of the Subscription Price (as defined below) by or on behalf of Subscriber to the Company simultaneously with such acquisition;

WHEREAS, the parties hereto intend that the contribution of AVAX to the Company in exchange for the Company Units will be treated as a tax-deferred transaction described in Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, on or about the date of this Subscription Agreement, SPAC, the Company and Pubco are entering into subscription agreements (the “Other LLC Subscription Agreements” and, together with this Subscription Agreement, the “LLC Subscription Agreements”) with certain other investors (the “Other LLC Subscribers” and together with Subscriber, the “LLC Subscribers”), pursuant to which the Other LLC Subscribers have agreed to purchase Company Units in accordance with such Other LLC Subscription Agreements (the Company Units of the Other LLC Subscribers, the “Other LLC Subscribed Units” and, together with the Subscribed Units, the “LLC Subscribed Units”);

WHEREAS, upon the consummation of the Transactions, each Subscribed Unit shall be converted automatically into such number of shares of Pubco Class A Common Stock as calculated in accordance with Section 2.8(a) of the BCA; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for and agrees to acquire from the Company, and the Company hereby agrees to issue to Subscriber, upon payment or contribution of the Subscription Price by or on behalf of Subscriber to the Company, the Subscribed Units free and clear of all liens, claims, or other encumbrances other than restrictions under applicable securities laws and the LLC Agreement (such subscription and issuance, the “Subscription”).

Section 2. Closing.

(a) The execution of this Subscription Agreement and the consummation of the Subscription contemplated hereby (the “Subscription Closing”) shall, subject to the provisions of this Section 2, occur simultaneously on the date hereof.

(b) The Subscription Price shall be paid in either cash, USDC or AVAX, at the Subscriber’s sole election, in such amounts as indicated in Subscriber’s signature page of this Subscription Agreement. For purposes of this Agreement:

(i) “Avalanche Network” means the decentralized application platform as described in the Platform Paper, and as amended or restated from time to time.

(ii) “Locked AVAX” means Paper Locked AVAX or Programmatically Locked AVAX.

(iii) “Long Restricted AVAX Price” means the Unrestricted AVAX Price Multiplied by 0.75. The Long Restricted AVAX Price shall apply and be deemed the Signing AVAX Price if Subscriber elects to subscribe for the Company Units with Restricted AVAX that will become Unrestricted AVAX following the one-year anniversary of this Subscription Agreement.

(iv) “Paper Locked AVAX” means any AVAX that, as of the date of this Subscription Agreement, may only be transferred to the Company with the consent of the Avalanche Network, Avalanche (BVI), Inc., a British Virgin Islands business company, or Ava Labs, Inc., a Delaware corporation, and the Company, upon receipt of any such AVAX, may not otherwise independently transfer or dispose of, directly or indirectly, any such AVAX until it becomes Unrestricted AVAX, as such AVAX is locked pursuant to a vesting schedule.

(v) “Platform Paper” means the document produced by Ava Labs, Inc., a Delaware corporation, that describes various implementation details of the Avalanche Network, located at https://www.avalabs.org/whitepapers, as amended or restated from time to time.

(vi) “Programmatically Locked AVAX” means any AVAX that, as of the date of this Subscription Agreement, is locked in the Avalanche Network pursuant to a vesting schedule and may not be transferred or disposed of, directly or indirectly, under any circumstances until the expiration of such vesting schedule.

(vii) “Restricted AVAX” means AVAX that is either Locked AVAX or Staked AVAX.

(viii) “Short Restricted AVAX Price” means the Unrestricted AVAX Price multiplied by 0.85. The Short Restricted AVAX Price shall apply and be deemed the Signing AVAX Price if Subscriber elects to subscribe for the Company Units with Restricted AVAX that will become Unrestricted AVAX on or prior to the one-year anniversary of this Subscription Agreement.

(ix) “Signing AVAX Price” means the Unrestricted AVAX Price, the Short Restricted AVAX Price or the Long Restricted AVAX Price, as applicable, and as certified by Subscriber on Annex E.

(x) “Stake” or “Staking” means (a) staking or delegating, whether directly or through a third-party service provider, for the purposes of participating in network consensus, securing the network and receiving staking rewards; (b) participating in liquid staking protocols, including depositing AVAX into protocols that issue liquid staking derivatives or receipt tokens; (c) engaging in on-chain or off-chain yield generation activities, including but not limited to depositing AVAX into decentralized or centralized finance protocols for the purposes of lending or borrowing against; or (d) providing liquidity to decentralized or centralized exchanges, automated market makers or liquidity pools.

(xi) “Staked AVAX” means any AVAX that the Company is, as of the date of this Subscription Agreement, unable to immediately acquire from Subscriber or otherwise Stake, lend, pledge, or transfer or dispose of, directly or indirectly because such AVAX is currently being Staked.

(xii) “Subscribed Units” means such number of Company Units equal to the quotient of (i) the Subscription Price and (ii) the Per Unit Price.

(xiii) “Subscription Price” means (A) if Subscriber elects to subscribe for the Company Units with cash, the amount of cash as is set forth on the signature page hereto, (B) if Subscriber elects to subscribe for the Company Units with USDC, the amount of USDC equal to the amount of cash as is set forth on the signature page hereto (“USDC Proceeds”) or (C) if Subscriber elects to subscribe for the Company Units with AVAX, such amount (in USD) equal to the product of (x) the amount of AVAX as is set forth on the signature page hereto (the “AVAX Amount”) and (y) the Signing AVAX Price.

(xiv) “Unrestricted AVAX” means AVAX that is neither Locked AVAX nor Staked AVAX.

(xv) “Unrestricted AVAX Price” means the volume-weighted average price (“VWAP”) of AVAX denominated in USD as calculated from all executed trades on the exchange operated by Binance Holdings Ltd. (“Binance”) (or its successor primary spot exchange) over the five-day period ending at 8:00 p.m. New York City time on September 29, 2025; such VWAP shall be calculated by dividing the sum of the products of each trade’s price and volume by the total volume of all trades during the specified five-day period. The Unrestricted AVAX Price shall apply and be deemed the Signing AVAX Price if Subscriber elects to subscribe for the Company Units with Unrestricted AVAX.

(c) No fractional Company Units will be issued. In determining such number of Company Units to be issued, such number shall be rounded down to the nearest whole share in the case of any resulting fractional number of Company Units.

(d) On the date of this Subscription Agreement or within the timelines set out below, Subscriber shall deliver to the Company:

(i) if Subscriber is delivering the Subscription Price in cash, on the date of this Subscription Agreement or within three (3) business days following the date of this Subscription Agreement, an amount equal to the total Subscription Price, in such amount as indicated in Subscriber’s signature page to this Subscription Agreement (the “Transferred Funds”) by wire transfer of immediately available funds in U.S. dollars to an escrow account specified on Annex A hereto (the “Escrow Account”);

(ii) if Subscriber is delivering the Subscription Price in USDC, on the date of this Subscription Agreement or within three (3) business days following the date of this Subscription Agreement, an amount of USDC equal to the total Subscription Price, in such amount as indicated in Subscriber’s signature page to this Subscription Agreement, free and clear of any liens, encumbrances or other restrictions, via transfer to the wallet address maintained by Coinbase (the “Custodian”) in the name of the Company specified in Annex B hereto; and

(iii) if Subscriber is delivering the Subscription Price in Unrestricted AVAX, as soon as reasonably possible after the date of this Subscription Agreement, and in any case on or prior to November 7, 2025, the AVAX Amount, free and clear of any liens, encumbrances or other restrictions, via transfer of the AVAX Amount to the wallet address maintained by the Custodian in the name of the Company specified in Annex B hereto; and

(iv) if Subscriber is delivering the Subscription Price in Paper Locked AVAX, as soon as reasonably possible after the date of this Subscription Agreement, and in any case on or prior to November 7, 2025, the AVAX Amount, free and clear of any liens, encumbrances or other restrictions, except for the lock rendering such AVAX to be Locked AVAX, via transfer of the AVAX Amount to the wallet address maintained by the Custodian in the name of the Company specified in Annex B hereto

(v) if Subscriber is delivering the Subscription Price in Programmatically Locked AVAX, Subscriber shall use its best efforts to, as soon as soon as reasonably possible after any such Programmatically Locked AVAX becomes Unrestricted AVAX, deliver the AVAX Amount, free and clear of any liens, encumbrances or other restrictions via transfer of the AVAX Amount to the wallet address maintained by the Custodian in the name of the Company specified in Annex B hereto; and

(vi) if Subscriber is delivering the Subscription Price in Staked AVAX, Subscriber shall use its best efforts to, as soon as soon as reasonably possible after any such Staking is complete and Subscriber’s AVAX becomes Unrestricted AVAX, deliver the AVAX Amount, free and clear of any liens, encumbrances or other restrictions via transfer of the AVAX Amount to the wallet address maintained by the Custodian in the name of the Company specified in Annex B hereto.

(e) If Subscriber is delivering the Subscription Price in Restricted AVAX, Subscriber covenants and agrees that any additional AVAX yielded or earned on or by such AVAX, through Staking or otherwise, during the period from the date of this Subscription Agreement through to the date any such AVAX constituting the Subscription Price becomes Unrestricted AVAX shall be delivered to the Company and shall constitute part of the Subscription Price in consideration for the Subscribed Units. If Subscriber is delivering the Subscription Price in Programmatically Locked AVAX or Staked AVAX, Subscriber shall also provide to the Company the completed, executed questionnaire in Annex F hereto at the time such Programmatically Locked AVAX or Staked AVAX is delivered to the Company, certifying the amount of AVAX yielded or earned on or by such AVAX, through staking or otherwise, during the period from the date of this Subscription Agreement through to the date any such AVAX is delivered to the Company.

(f) On or following the date of this Agreement, Subscriber shall deliver to the Company:

(i) a duly executed LLC Agreement in the form attached hereto as Annex C (which may be amended and restated pursuant to the BCA and as part of the Company Merger), pursuant to which Subscriber shall accept all the rights, duties and obligations set forth in the LLC Agreement and become a member of the Company;

(ii) a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8;

(iii) such information as is reasonably requested by the Company in order for the Company to admit Subscriber as a member and to issue the Subscribed Units to Subscriber; and

(iv) such information as the Company may reasonably request for purposes of evidencing Subscriber’s adjusted tax basis and holding period in each contributed property in exchange for Subscribed Unit, including transaction history and acquisition records sufficient to substantiate such basis and holding period for tax reporting purposes.

(g) If Subscriber elects to subscribe for the Company Units in cash or USDC, then on the date hereof or as soon as reasonably practicable, the Company shall update the Company’s books and records to reflect (x) the admission of Subscriber as a member holding such number of Subscribed Units as described herein and (y) a capital contribution under the LLC Agreement by Subscriber in the amount of the Subscription Price. If Subscriber elects to subscribe for the Company Units in AVAX, then on the date that is six (6) business days from the date hereof, the Company shall update the Company’s books and records to reflect (x) the admission of Subscriber as a member holding such number of Subscribed Units as described herein and (y) a capital contribution under the LLC Agreement by Subscriber in the amount of the Subscription Price. The Subscribed Units shall contain a legend in substantially the following form:

THE OFFER AND SALE OF THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(h) On or prior to the date hereof, the Company shall enter into agreements with the Custodian or one of their respective affiliates or other third-party liquidity providers and prime brokers (the “Liquidity Providers”) as necessary, for providing for the custody and purchase of AVAX. Within ten (10) business days of the date hereof (the “Funding Period”), the Company will transfer all of the Transferred Funds from the Escrow Account to the Custodian (the “AVAX Funds”). For the avoidance of doubt, the Company may cause such Transferred Funds to be transferred to the Custodian immediately upon receipt of any amount of such funds from Subscribers at any time during the Funding Period. Promptly upon receipt of any amount of such AVAX Funds and within the Funding Period, the Company shall cause the Custodian or the Liquidity Providers as the case may require, to use the AVAX Funds to purchase AVAX on behalf of the Company (the “Purchased AVAX”, together with any AVAX purchased by the Company with USDC Proceeds and the aggregate AVAX Amount paid by all Subscribers subscribing in AVAX, the “Company AVAX”) at the then-prevailing spot market price of AVAX at the time of execution of the trade(s), which shall be disclosed to the Company in advance, or in such other manner as the Company determines, acting in good faith and using its reasonable judgment to obtain fair value. The Company AVAX shall be held in an unencumbered custody account at the Custodian or its affiliates in the name of the Company, for which the Custodian or its affiliates serve as the custodian (the “Custody Account”). The Company shall cause the Custodian and the Liquidity Providers to provide prompt written confirmation to the Company upon completion of AVAX purchase, including details of the amount of the Purchased AVAX, the execution price(s), and any fees incurred.

(i) Until the closing of the Transactions, the Company and Pubco covenant that neither the AVAX contributed in respect of the Subscription Price nor the Company AVAX shall be pledged, hypothecated, or otherwise used as collateral to secure any indebtedness or obligation, and shall remain free and clear of all liens, charges, and encumbrances; provided, that the Company and Pubco may use any AVAX contributed in respect of the Subscription Price or the Company AVAX for Staking.

(j) The Company AVAX may not be released from the Custody Account until (i) the earlier of either (A) the closing of the Transactions or (B) termination of the BCA in accordance with its terms and (ii) the Authorized Persons (as defined below) authorize the release of the Company AVAX through the Custodian.

(k) If consummation of the Transactions occurs, then on the closing date of the Transactions, the Company AVAX will be released from the Custody Account and transferred to a digital asset wallet account designated in writing by the Company and SPAC upon receipt by the Custodian of the required authorization by the Authorized Persons, and the Company shall provide the Custodian with a specific instruction noting this requirement for release, along with the names of the Authorized Persons.

(l) In the event that the consummation of the Transactions does not occur prior to the Outside Date (as defined in the BCA), unless otherwise agreed to in writing by Pubco, the Company and Subscriber, the Company shall promptly (but in no event later than three (3) business days after the Outside Date) liquidate in accordance with the Company Organizational Documents (as defined below).

(m) The Company designates either Bart Smith or Laine Litman, and SPAC designates Paul Grinberg as its representatives, respectively, who must jointly authorize the release of the Company AVAX from the Custody Account in accordance with this Section 2 (the “Authorized Persons”). Any individual designated as an Authorized Person who is convicted of, or admits to, a Disqualification Event (as defined in Section 4(n)), shall be automatically removed and shall no longer serve as an Authorized Person. Upon becoming aware of any Disqualification Event affecting one of its Authorized Persons, the applicable party shall promptly deliver written notice to the other party and to the Custodian, which notice shall identify the Authorized Person to be removed and the name and contact information of the replacement Authorized Person.

(n) As promptly as practicable after the completion of the Transactions (and, in any event no more than three (3) business days after such completion), Pubco shall deliver to each Subscriber evidence from Pubco’s transfer agent of the exchange of the Subscribed Units for such number of shares of Pubco Class A Common Stock per Subscribed Unit as calculated in accordance with Section 2.8(a) in the BCA.

(o) The parties hereby agree and acknowledge that, for U.S. federal income tax purposes, (1) the subscriptions contemplated by this agreement are intended to be contributions qualifying under section 721(a) of the Internal Revenue Code of 1986, as amended, (2) the Company Merger, the SPAC Merger, and certain other contribution(s) as contemplated by the BCA, taken together, are intended to be treated as an integrated transaction that is described in Section 351 of the Code (the “Intended Tax Treatment”). Each of the parties hereto agree to report and cause to be reported for U.S. federal income tax purposes all tax-related items in a manner consistent with such Intended Tax Treatment.

(p) The obligations of Subscriber to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Subscription Closing) are subject to the satisfaction or waiver by Subscriber of the additional conditions that, on the date hereof, no Other LLC Subscription Agreement (or other agreements or understandings (including side letters) entered into in connection therewith or in connection with the sale of the Other LLC Subscribed Units) shall have been materially amended, modified or waived unless the Subscriber shall have been offered in writing the same benefits (other than terms particular to the legal or regulatory requirements of such Other LLC Subscriber or its affiliates or related persons).

Section 3. Subscription Adjustment. Immediately prior to the Company Merger, the Subscribed Company Units shall be adjusted as follows: (x) if the Closing AVAX Price (as defined below) is greater than the Unrestricted AVAX Price, the Company shall issue to each Subscriber such number of Company Units equal to the product of (i) the number of Subscribed Units issued to such Subscriber at the Subscription Closing and (ii) the difference between (1) the quotient of the Closing AVAX Price and the Unrestricted AVAX Price and (2) one (the “Adjustment Units”); and (y) the Company shall issue to each Subscriber such number of Company Units equal to such Subscriber’s pro rata portion of the Aggregate Staking Units, based on such Subscriber’s Company Units relative to the aggregate Company Units of all Subscribers. For purposes of this Agreement, (i) “Closing AVAX Price” means the VWAP of AVAX denominated in USD as calculated from all executed trades on Binance (or its successor primary spot exchange) over the five-day period ending at 8:00 p.m. New York City time on the day immediately prior to the closing date of the Transactions; such VWAP shall be calculated by dividing the sum of the products of each trade’s price and volume by the total volume of all trades during the specified five-day period; (ii) “Net Staking Rewards” means the total amount of AVAX generated as staking rewards from the staking of the Company AVAX from the date of this Subscription Agreement until the date immediately prior to the closing date of the Transactions and after deducting any and all applicable staking fees, network transaction fees, and operational costs directly attributable to such staking; and (iii) “Aggregate Staking Units” means such number of Company Units equal to the quotient of (x) the Net Staking Rewards multiplied by the Closing AVAX Price and (y) the Per Unit Price. For the avoidance of doubt, any adjustment pursuant to this Section 3 is intended to prevent the value of a Company Unit from exceeding the Per Unit Price, and shall be treated and reported for all tax purposes as not resulting in a “capital shift” or other taxable event, unless otherwise required by a determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local).

Section 4. Company, Pubco and SPAC Representations and Warranties. Each of (i) the Company, solely with respect to the representations and warranties set forth below relating to the Company, (ii) Pubco, solely with respect to the representations and warranties set forth below relating to Pubco and (iii) SPAC, solely with respect to the representations and warranties set for the below relating to SPAC, represents and warrants, severally and not jointly, to Subscriber and the Placement Agents (as defined below) as of the date hereof, that:

(a) The Company (i) is validly existing under the laws of the State of Delaware, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Company’s ability to consummate the transactions contemplated by this Subscription Agreement. The Company’s sole assets are cash, USDC and AVAX paid in respect of the Subscription Price, which cash and USDC will be utilized to purchase AVAX in accordance with the terms of this Agreement.

(b) Pubco (i) is validly existing under the laws of the State of Delaware, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For purposes of this Subscription Agreement, a “Pubco Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Pubco that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Pubco’s ability to consummate the transactions contemplated by this Subscription Agreement.

(c) SPAC (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SPAC that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on SPAC’s ability to consummate the transactions contemplated by this Subscription Agreement.

(d) The issuance and sale of the Subscribed Units, when issued pursuant to this Subscription Agreement (subject to the receipt of the Subscription Price in accordance with the terms of this Subscription Agreement), will have been duly authorized by the Company and, when issued and delivered to Subscriber (or its nominee in accordance with the Subscriber’s delivery instructions), will be validly issued, fully paid and free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement or the BCA, the Company Organizational Documents or applicable securities laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company Organizational Documents (as in effect at such time of issuance) or under the Delaware Limited Liability Company Act.

(e) This Subscription Agreement has been duly authorized, validly executed and delivered by the Company, Pubco and SPAC, as applicable, and assuming the due authorization, execution and delivery of the same by the applicable counterparties, this Subscription Agreement shall constitute the valid and legally binding obligation of the Company Pubco, SPAC and Domesticated SPAC, as applicable, enforceable against each of the Company, Pubco, SPAC and Domesticated SPAC, as applicable, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies (collectively, the “Enforceability Exceptions”).

(f) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Units hereunder and the exchange of the Subscribed Units for Pubco Class A Common Stock, as applicable, the compliance by the Company with all of the provisions of this Subscription Agreement applicable to the Company and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Company’s organizational documents, including the LLC Agreement (“Company Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over the Company or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(g) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement by SPAC, the compliance by SPAC with all of the provisions of this Subscription Agreement applicable to SPAC and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject, (ii) conflict with or violate any provision of, or result in the breach of, SPAC’s organizational documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over SPAC or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(h) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Units hereunder and the exchange of the Subscribed Units for Pubco Class A Common Stock, as applicable, the compliance by Pubco with all of the provisions of this Subscription Agreement applicable to Pubco and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pubco is a party or by which Pubco is bound or to which any of the property or assets of Pubco is subject, (ii) conflict with or violate any provision of, or result in the breach of, Pubco’s organizational documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Pubco or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect.

(i) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, neither SPAC nor the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization (including any stock exchange on which the Pubco Class A Common Stock will be listed (the “Stock Exchange”)) or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the United States Securities and Exchange Commission (the “Commission”), including the registration statement on Form S-4 with respect to the Transactions and the proxy statement/prospectus included therein (the “Form S-4”), (iv) filings required by the Stock Exchange, including with respect to obtaining SPAC shareholder approval of the Transactions, (v) filings required to consummate the Transactions as provided under the BCA, (vi) filings in connection with or as a result of any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act (the “SEC Guidance”) and (vii) those the failure of which to obtain would not have a SPAC Material Adverse Effect or a Company Material Adverse Effect, as applicable.

(j) Except for such matters as have not had and would not reasonably be expected to have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of Company, threatened in writing against Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against Company.

(k) Except for such matters as have not had and would not reasonably be expected to have a Pubco Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of Pubco, threatened in writing against Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against Pubco.

(l) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Subscribed Units.

(m) None of the Company, Pubco or any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Units. The Subscribed Units are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. None of the Company, Pubco or any person acting on their behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Subscribed Units as contemplated hereby or the Other LLC Subscribed Units as contemplated by the Other LLC Subscription Agreements or (ii) cause the offering of the Subscribed Units pursuant to this Subscription Agreement or the Other LLC Subscribed Units pursuant to the Other LLC Subscription Agreements to be integrated with prior offerings for purposes of the Securities Act or any applicable stockholder approval provisions. None of the Company, Pubco or any person acting on their behalf (other than the Placement Agents and their respective persons acting on their behalf in such capacity, as to whom neither SPAC nor Pubco make any representations) has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Subscribed Units or the Other LLC Subscribed Units, as contemplated hereby, to the registration provisions of the Securities Act.

(n) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable.

(o) Pubco is in compliance in all material respects with, and has not received any written communication from, a governmental authority with competent jurisdiction that alleges that Pubco is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(p) The Company is in compliance in all material respects with, and has not received any written communication from, a governmental authority with competent jurisdiction that alleges that the Company is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(q) SPAC is in compliance in all material respects with, and has not received any written communication from, a governmental authority with competent jurisdiction that alleges that SPAC is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act and the Exchange Act, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(r) Upon consummation of the Transactions, the Pubco Class A Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and will be approved for listing on the Stock Exchange or another national securities exchange, subject to official notice of issuance.

(s) Other than compensation to be paid to Barclays Capital Inc. and PJT Partners LP, as placement agents to the Company (the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Units to Subscriber.

(t) When issued, all issued and outstanding Company Units will have been duly authorized and validly issued, will be fully paid and non-assessable and will not be subject to preemptive or similar rights. The Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Company Units or other membership interests in the Company, other than as contemplated by the Company Organizational Documents, the BCA or as described in the forms, reports, schedules, statements, registration statements, prospectuses, and other documents filed or furnished as of the date hereof by SPAC with the Commission under the Securities Act and/or the Exchange Act (collectively, and together with any amendments, restatements or supplements thereto, the “SEC Documents”). There are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the LLC Subscribed Units.

(u) All LLC Subscription Agreements in respect of LLC Subscribed Units reflect the same Per Unit Price and substantially the same other material terms and conditions with respect to the purchase of Company Units that are no more favorable in the aggregate to the Other LLC Subscribers than the material terms of this Subscription Agreement are to the Subscriber (other than any terms particular to the regulatory requirements of such investor or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Company Units).

(v) The Company is not, and immediately after receipt of payment for the Subscribed Units and consummation of the Transactions, will not be, an “investment company” within the meaning of the Investment Company Act.

(w) None of the Company, Pubco and any of their respective controlled affiliates (i) is, or will be at or immediately after the closing of the Transactions, a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly hold, or will hold at or immediately after the closing of the Transactions, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person, or (iii) is engaged, or has plans to engage, or will be engaged at or immediately after the closing of the Transactions, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

(x) As of the date hereof and as of the date of the closing of the Transactions, Pubco does not have, and will not have, any indebtedness, liabilities or obligations, whether actual or contingent, accrued or unaccrued, matured or unmatured, known or unknown, other than such indebtedness, liabilities or obligations as have been, or will be, (i) disclosed in filings of the kind referenced in Section 4(i)(iii) or any other public filings, or (ii) obligations under the BCA or any other documents to which it is a party that are entered into in connection with the Transactions.

Section 5. Subscriber Representations and Warranties. Subscriber represents and warrants to Pubco, the Company, SPAC and the Placement Agents, as of the date hereof, that:

(a) If Subscriber is a legal entity, Subscriber (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Subscription Agreement and the LLC Agreement. If Subscriber is an individual, Subscriber has the legal competence and capacity to enter into and perform its obligations under this Subscription Agreement and the LLC Agreement.

(b) If Subscriber is a legal entity, this Subscription Agreement and the LLC Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, Subscriber’s signature is genuine and the signatory has the legal competence and capacity to execute this Subscription Agreement and the LLC Agreement. Assuming the due authorization, execution and delivery of the same by the applicable counterparties, this Subscription Agreement and the LLC Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to the Enforceability Exceptions.

(c) If Subscriber is paying the Subscription Price in AVAX, (i) Subscriber has all rights, title and interest in and to the AVAX to be contributed by it to the Company pursuant to this Subscription Agreement, (ii) such AVAX is held in a digital wallet held or operated by or on behalf of Subscriber at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Subscriber Digital Wallet”) and neither such AVAX nor such Subscriber Digital Wallet is subject to any liens, encumbrances or other restrictions, other than under the user agreement and/or terms and conditions associated with such Subscriber Digital Wallet, (iii) Subscriber has taken commercially reasonable steps to protect its Subscriber Digital Wallet and such AVAX and (iv) Subscriber has the exclusive ability to control such Subscriber Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

(d) The execution, delivery and performance of this Subscription Agreement and the LLC Agreement, the purchase of the Subscribed Units hereunder, the compliance by Subscriber with all of the provisions of this Subscription Agreement and the LLC Agreement applicable to such Subscriber and consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) if Subscriber is a legal entity, the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Subscriber that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay the Subscriber’s performance of its obligations under this Subscription Agreement, including the purchase of the Subscribed Units.

(e) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) satisfying the applicable requirements set forth in Annex D hereto, (ii) is an “institutional investor” (as defined in FINRA Rule 2111), (iii) if located or resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”), (iv) if located or resident in the United Kingdom, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who is also (x) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (y) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (z) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)) in connection with the issue or sale of the Subscribed Units may be lawfully communicated or caused to be communicated, (v) is acquiring the Subscribed Units only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Units as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Subscriber has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (vi) is not acquiring the Subscribed Units with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws; provided, that with respect to Subscribed Shares subscribed for by the Subscriber (subject to the securities laws of the United States or any other jurisdiction) disposition of Subscriber’s property shall at all times be within Subscriber’s control (and has provided Pubco and the Company with the requested information on Annex D following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Units. Subscriber acknowledges that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

(f) Subscriber acknowledges and agrees that the Subscribed Units are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Units have not been registered under the Securities Act and that Pubco, the Company and SPAC are not required to register the Subscribed Units except as set forth in Section 6. Subscriber acknowledges and agrees that the Subscribed Units may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of clauses (i)-(ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Subscribed Units shall contain a restrictive legend to such effect. Subscriber acknowledges and agrees that the Subscribed Units will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Subscribed Units and may be required to bear the financial risk of an investment in the Subscribed Units for an indefinite period of time. Subscriber acknowledges and agrees that, unless the Subscribed Units (or the Pubco Class A Common Stock issued in exchange for such Subscribed Units) are earlier registered on the Form S-4 or a Registration Statement, the Subscribed Units (or the Pubco Class A Common Stock issued in exchange for such Subscribed Units) will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least (x) if the issuer is the Company, one year following the date hereof; or (y) if the issuer is Pubco, one year from the date Pubco is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, among other requirements. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Units (or the Pubco Class A Common Stock issued in exchange for such Subscribed Units).

(g) Subscriber understands and agrees that Subscriber is purchasing the Subscribed Units directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by Pubco, the Company, SPAC or the Placement Agents or any of their respective affiliates or any of such person’s or its or their respective affiliates’ control persons, officers, directors, partners, members, managing members, managers, agents, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”), any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company or Pubco set forth in this Subscription Agreement and the LLC Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission), which are hereby disclaimed by Subscriber.

(h) In making its decision to purchase the Subscribed Units, Subscriber has relied solely upon an independent investigation made by Subscriber and the Company’s, Pubco’s and SPAC’s respective representations in this Subscription Agreement. Subscriber has not relied on any statements or other information provided by or on behalf of the Company or Pubco (including the Placement Agents) concerning the Company, SPAC, Pubco, the Subscribed Units or the Subscription, and has been offered the opportunity to ask questions of the Company and has received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Units. Subscriber acknowledges and agrees that Subscriber has had access to, has received, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Units, including with respect to the Company, SPAC, Pubco and the Transactions, and Subscriber has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Subscribed Units. Without limiting the generality of the foregoing, Subscriber acknowledges that it has reviewed SPAC’s filings with the Commission. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Units, including but not limited to information concerning the Company, SPAC, Pubco, the BCA, and the Subscription. Subscriber acknowledges that certain information provided to it by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber further acknowledges that such information and projections were prepared without participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections. Subscriber also acknowledges that the information provided to Subscriber was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that will be filed with the Commission in connection with the Transactions.

(i) Subscriber acknowledges and agrees that none of the Company, SPAC, Pubco, the Placement Agents nor their respective affiliates or any of such person’s or its or their respective affiliates’ Representatives has provided Subscriber with any advice with respect to the Subscribed Units. Other than as set forth herein, none of the Company, SPAC, Pubco, the Placement Agents or any of their respective affiliates or Representatives has made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company, SPAC, Pubco or the quality or value of the Subscribed Units.

(j) Subscriber acknowledges that (i) the Company, SPAC, Pubco and their respective Representatives hereafter may come into possession of, information regarding the Company, SPAC or Pubco that is material non-public information and is not known to Subscriber (“Excluded Information”), (ii) Subscriber has determined to enter into this Subscription Agreement to purchase the Subscribed Units notwithstanding Subscriber’s lack of knowledge of the Excluded Information, and (iii) none of the Company, SPAC, Pubco nor the Placement Agents shall have liability to Subscriber, and Subscriber hereby waives and releases any claims Subscriber may have against the Company, SPAC, Pubco and/or the Placement Agents, to the maximum extent permitted by law, with respect to the nondisclosure of the Excluded Information

(k) Subscriber became aware of this offering of the Subscribed Units solely by means of direct contact between Subscriber, on the one hand, and the Company (and its Representatives, including the Placement Agents), on the other, and the Subscribed Units were offered to Subscriber solely by direct contact between Subscriber, on the one hand, and the Company (and its Representatives, including the Placement Agents), on the other, or their respective affiliates. Subscriber did not become aware of this offering of the Subscribed Units, nor were the Subscribed Units offered to Subscriber, by any other means, and none of the Company, SPAC or Pubco or their respective Representatives (including the Placement Agents) acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that the Subscribed Units (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(l) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Units, including those set forth in the SEC Documents and other materials provided by the Company to Subscriber. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Units, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c) and an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is a sophisticated institutional investor, experienced in investing in business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Units. Subscriber understands and acknowledges that the purchase and sale of the Subscribed Units hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(m) Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Units and determined that the Subscribed Units are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company and Pubco. Subscriber acknowledges specifically that a possibility of total loss exists.

(n) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Units or made any findings or determination as to the fairness of this investment.

(o) Neither the Subscriber nor any of its affiliates, officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person (including individual or entity) that is the target or the subject of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities with competent jurisdiction, including, but not limited to those administered by the U.S. government through the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom) (collectively, “Sanctions”), (ii) a person or entity listed on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, or in any Executive Order issued by the President of the United States and administered by OFAC, or any other any Sanctions-related list of sanctioned persons maintained by OFAC, the Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, resident or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic regions of Ukraine, as well as the non-controlled regions of the oblasts of Zaporizhzhia and Kherson or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (iv) directly or indirectly owned or controlled (as ownership and control are defined and interpreted under applicable sanctions), or acting on behalf or at the direction of, any such person or persons described in any of the foregoing clauses (i) through (iv), except in each case as permitted under Sanctions laws; or (v) a non-U.S. institution that accepts currency for deposit and that has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “non-U.S. shell bank”) or providing banking services indirectly to a non-U.S. shell bank (collectively, clauses (i) through (v), a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that Subscriber is permitted to do so under applicable law. Subscriber represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber, directly or indirectly through a third-party administrator, maintains policies and procedures to ensure compliance with its obligations under the BSA/PATRIOT Act, and (ii) to the extent required, directly or indirectly through a third-party administrator, it maintains policies and procedures reasonably designed to ensure compliance with the anti-corruption and anti-money laundering-related laws administered and enforced by other governmental authorities with competent jurisdiction. Subscriber also represents that it maintains policies and procedures reasonably designed to ensure compliance with Sanctions. Subscriber further represents and warrants that, to its knowledge, (i) none of the funds held by Subscriber and used to purchase the Subscribed Units are or will be derived from transactions directly or indirectly with or for the benefit of any Prohibited Investor, (ii) such funds are from legitimate sources and do not constitute the proceeds of criminal conduct or criminal property, (iii) such funds do not originate from and have not been routed through an account maintained at a non-U.S. shell bank and (iv) it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Subscribed Units were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor or from or through a non-U.S. shell bank.

(p) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Units hereunder, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the date hereof as a result of the purchase and sale of Subscribed Units hereunder.

(q) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on SPAC, the Company, Pubco, the Placement Agents or any of their respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Subscribed Units, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Units and (ii) the acquisition and holding of the Subscribed Units will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code.

(r) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company or SPAC, or any of their respective affiliates or Representatives, including the Placement Agents), other than the representations and warranties of SPAC, the Company and Pubco contained in Section 4, in making its investment or decision to invest in the Company. Subscriber agrees that none of (i) any Other LLC Subscriber pursuant to an Other LLC Subscription Agreement or any other agreement related to the private placement of Pubco Class A Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Placement Agents shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other LLC Subscriber, or any person claiming through Subscriber or any Other LLC Subscriber, pursuant to this Subscription Agreement or related to the private placement under the Other LLC Subscription Agreements, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Subscribed Units. Subscriber agrees not to commence any litigation or bring any claim against the Placement Agents in any court or any other forum which relates to, may arise out of, or is in connection with, this offering of the Subscribed Units. This undertaking is given freely and after obtaining independent legal advice.

(s) Subscriber acknowledges and agrees that (i) the Placement Agents are acting solely as the Company’s placement agents in connection with the private placement of the Subscribed Units and are not acting as an underwriter or in any other capacity and are not and shall not be construed as a fiduciary of the Subscriber, SPAC or any other person or entity in connection with the private placement of the Subscribed Units, (ii) the Placement Agents have not made or will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the private placement of the Subscribed Units, and (iii) the Placement Agents will not have any responsibility with respect to (x) any representations, warranties or agreements made by any person or entity under or in connection with the private placement of the Subscribed Units or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (y) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, Pubco, the SPAC or the private placement of the Subscribed Units.

(t) Subscriber acknowledges that the Placement Agents are also acting as exclusive capital markets advisor to the Company and Pubco in connection with the Transactions.

(u) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Subscribed Units to Subscriber.

(v) At all times on or prior to the closing of the Transactions, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), (i) any of the Subscribed Units, other than in exchange for Pubco Class A Common Stock pursuant to the Transactions, or (ii) any Pubco Class A Common Stock received in exchange for the Subscribed Units pursuant to the Transactions.

(w) Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales with respect to the securities of SPAC or Pubco from the date of this Subscription Agreement until the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to enter into the Subscription, subject in each of clauses (i) and (ii), to the obligations of Subscriber and such other entities under applicable law.

(x) Subscriber is not currently (and at all times through the closing of the Transactions will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC or Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any “group” consisting solely of the Subscriber and one or more of its affiliates.

(y) Subscriber will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in the Company or Pubco (or their affiliates) as a result of the purchase and sale of the Subscribed Units.

(z) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company, SPAC and Pubco.

(aa) In making its decision to purchase the Subscribed Units, Subscriber has relied solely upon independent investigation made by Subscriber and the representations and warranties of the SPAC, Company and Pubco set forth herein. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents concerning the SPAC, the Company, Pubco or the Subscribed Units or the offer and sale of the Subscribed Units except for the representations and warranties of SPAC and Pubco set forth herein. No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Subscribed Units. The Placement Agents and each of their members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, Pubco or the Subscribed Units or the accuracy, completeness or adequacy of any information supplied to the Subscriber by or on behalf of the Company and Pubco. In connection with the issue and purchase of the Subscribed Units the Placement Agents have not made any recommendations regarding an investment in the Company, Pubco, the Subscribed Units or shares of Pubco Class A Common Stock or acted as the Subscriber’s financial advisor or fiduciary.

(bb) Subscriber covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed or will execute any purchases or sales of any of securities of SPAC during the period that commenced at the time that Subscriber first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Subscription Agreement are first publicly announced pursuant to the initial press release as described in Section 9(u). Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by SPAC pursuant to the initial press release as described in Section 9(u), Subscriber will maintain the confidentiality of the existence and terms of the Subscription and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Subscription Agreement to the contrary, SPAC and Pubco expressly acknowledge and agree that Subscriber shall have no duty of confidentiality as set forth in this Section 5(bb) to Pubco after the issuance of the initial press release as described in Section 9(u). Notwithstanding the foregoing, in the case that Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Units covered by this Subscription Agreement.

(cc) Subscriber acknowledges and understands that AVAX is a volatile asset and the value of the Company AVAX that may be returned to Subscriber hereunder may be less than the value of the Subscription Price initially transferred.

(dd) If Subscriber elects to subscribe for the Company Units with AVAX, Subscriber acknowledges that it has provided Pubco and the Company with the requested certification on Annex E following the signature page hereto concerning the status of any Unrestricted AVAX or Restricted AVAX, which shall form a part of this Subscription Agreement.

Section 6. Registration Matters.

(a) Pubco agrees to use commercially reasonable efforts to cause the Pubco Class A Common Stock into which the Subscribed Units held by Subscribers will be converted upon consummation of the Company Merger (such securities, the “Registrable Securities”) to be registered on the Form S-4.

(b) To the extent that any Registrable Securities are unable to be included on the Form S-4, then, subject to Section (c), Pubco agrees that, as soon as practicable but in no event later than thirty (30) calendar days following the consummation of the Transactions Pubco will file or confidentially submit with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of such Registrable Securities (such registration statement, the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing or confidential submission thereof, but in any event no later than ninety (90) calendar days after the closing of the Transactions (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by a maximum of an additional ninety (90) calendar days if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Subscriber at least two (2) business days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Subscriber prior to the filing of the Registration Statement, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Subscriber be identified as a statutory underwriter; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next business day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file or confidentially submit a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file, confidentially submit or effect a Registration Statement as set forth in this Section 6.

(c) Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement and (ii) the first date on which Subscriber can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the earliest of clauses (i) and (ii), the “End Date”). Prior to the End Date, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Subscriber to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Subscriber, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(d) Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to Pubco a completed selling stockholder questionnaire in customary form that contains such information regarding Subscriber, the securities of Pubco held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided that Pubco shall request such information from Subscriber, including the selling stockholder questionnaire, at least five (5) business days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, Pubco may from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the members of Pubco’s board of directors determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance or future Commission guidance directed at special purpose acquisition companies or companies that have consummated a business combination with a special purpose acquisition company, or any related disclosure or related matters, (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement, or (F) Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to in Section 6(d)(A) and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement (each such circumstance, a “Suspension Event”); provided that (w) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty-five (45) consecutive days or more than ninety (90) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (x) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such securities as soon as practicable thereafter.

(e) Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) business days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) business days from the date of such Suspension Event, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Subscriber will deliver to Pubco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(f) For purposes of this Section 6, (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any person to which the rights under this Section 6 shall have been duly assigned.

(g) Pubco shall indemnify, defend and hold harmless Subscriber (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions (1) are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or (2) result from or are in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 6(d). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco. Pubco shall provide Subscriber with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 6 of which Pubco receives notice whether oral or in writing.

(h) Subscriber shall, severally and not jointly with any other subscriber in the offering contemplated by this Subscription Agreement, indemnify, defend and hold harmless Pubco, its directors, officers, members, managers, partners, agents and employees, each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the United States dollars amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(l) At any time and from time to time in connection with a bona-fide sale of Registrable Securities effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Registrable Securities and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Subscriber may request that Pubco remove any legend from the book entry position evidencing its Registrable Securities following the earliest of such time as such Registrable Securities (i) (x) are subject to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

(m) With a view to making available to Subscriber the benefits of Rule 144 that permit Subscriber to sell securities of Pubco to the public without registration, Pubco agrees, for so long as Subscriber holds Registrable Securities, to:

(i) use commercially reasonable efforts to make and keep current public information available, as those terms are understood and defined in Rule 144; and

(ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(n) Upon request, Pubco shall provide the Subscriber with contact information for the person responsible for Pubco’s account at the transfer agent to facilitate transfers made pursuant to this Section 6 and provide reasonable assistance to facilitate transfers. Pubco shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

Section 7. Termination. The obligations and restrictions of Section 6 and Section 9(u) of this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the BCA is terminated in accordance with its terms; (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement or (c) twelve (12) months after the date hereof; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the BCA promptly after the termination thereof.

Section 8. Trust Account Waiver. Subscriber hereby acknowledges that SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Subscriber further acknowledges that, as described in the final prospectus relating to SPAC’s initial public offering (“IPO”) filed with the SEC (File No. 333-280719) on November 21, 2024 (the “Prospectus”), substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s IPO and a private placement of its securities and substantially all of those proceeds (including interest accrued from time to time thereon) have been deposited into a trust account (the “Trust Account”) for the benefit of SPAC and its public shareholders. As described in the Prospectus, the funds held from time to time in the Trust Account may only be released upon certain conditions. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind (“Claim”) to, or to any monies or other assets in, the Trust Account, and hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Claim to, or to any monies or other assets in, the Trust Account that it may have now or in the future as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Units, in or to any monies held in the Trust Account (or any distributions therefrom directly or indirectly to SPAC’s public shareholders). In the event that Subscriber has any Claim against SPAC as a result of, or arising out of, this Subscription Agreement, the Other LLC Subscription Agreements, the transactions contemplated hereby and thereby, or the Subscribed Units or Pubco Class A Common Stock, Subscriber agrees not to seek recourse against the Trust Account or any funds distributed therefrom (it being clarified that such waiver shall not apply following the closing of the Transactions to the Trust Account funds that are released from the Trust Account to SPAC or Pubco in connection with the Transactions). Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. To the extent Subscriber commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Subscriber hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber (or any person claiming on Subscriber’s behalf or in lieu of Subscriber) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 8 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with SPAC’s organizational documents in respect of any redemptions by Subscriber in respect of SPAC Class A Ordinary Shares acquired by any means other than pursuant to this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 8 shall survive termination of this Subscription Agreement.

Section 9. Miscellaneous.

(a) Subscriber hereby acknowledges that it shall be solely responsible for and bear the cost of all transfer, stamp, issue, registration, documentary or other similar taxes, duties, fees or charges arising in any jurisdiction in connection with the Subscription contemplated in this Subscription Agreement as well as the execution of this Subscription Agreement.

(b) Notwithstanding any other provision of this Subscription Agreement, the Company, Pubco and any of their Representatives, as applicable, shall be entitled to deduct and withhold from the Registrable Securities and any other amount payable pursuant to this Subscription Agreement (in connection with a future share split, dividend, distribution, recapitalization, merger, exchange, or replacement) any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Subscription Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(c) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a business day prior to 5:00 p.m. New York City time, or on the business day following the date of transmission, if sent on a day that is not a business day or after 5:00 p.m. New York City time on a business day, (iii) one (1) business day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(c). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(c).

(d) Subscriber acknowledges that Pubco, the Placement Agents and others, including SPAC and the Company, will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 9(d) shall not give the Company, Pubco or SPAC any rights other than those expressly set forth herein. Prior to the closing of the Transactions, Subscriber agrees to promptly notify the Company, Pubco, SPAC and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Pubco acknowledges that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the closing of the Transactions, the Company and Pubco agree to promptly notify Subscriber, if they become aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company or Pubco, as applicable, set forth herein are no longer accurate in all material respects.

(e) Each of the Company, Pubco, SPAC, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as required by applicable law in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(g) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Units acquired hereunder, the Pubco Class A Common Stock acquired upon exchange of the Subscribed Units and the rights set forth in Section 6) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights or obligations that may accrue to the Company or Pubco hereunder may be transferred or assigned by the Company or Pubco without the prior written consent of Subscriber, other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) upon written notice to the Company, Pubco and SPAC or, with the Company, Pubco and SPAC’s prior written consent, to another person; provided that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment; and provided, further, that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company, Pubco and SPAC have given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 9(g) shall be null and void. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Annex G hereto.

(h) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Closing.

(i) The Company and Pubco may request from Subscriber such additional information as the Company or Pubco may reasonably determine to be necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Units and to register for resale Pubco Class A Common Stock into which the Subscribed Units are exchangeable, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that each of the Company and Pubco agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that SPAC or Pubco may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of SPAC or Pubco, an annex to a proxy statement of SPAC or Pubco or as an exhibit to a registration statement of Pubco.

(j) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto; provided that no provision of this Subscription Agreement that references the Placement Agents may be amended, modified, terminated or waived in any manner that is adverse to the Placement Agents without the written consent of the Placement Agents.

(k) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(l) Except with respect to the Placement Agents (who are third-party beneficiaries of the representations, warranties and covenants that reference the Placement Agents set forth herein) or as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and, except with respect to the Placement Agents or as otherwise as provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(m) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company and Pubco shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 9(m) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(n) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(o) No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(p) This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(q) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(r) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(s) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York (collectively, the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(c) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(t) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto; except with respect to the provisions of this Subscription Agreement for which the Placement Agents are express third party beneficiaries.

(u) (i) SPAC and Pubco shall by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue a press release disclosing the material terms of the transactions contemplated hereby, and (ii) following the execution of the BCA, SPAC shall file with the Commission a “Current Report” on Form 8-K disclosing all material terms of the BCA, this Subscription Agreement, the Other LLC Subscription Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the BCA, and the form of this Subscription Agreement, within the time required by the Exchange Act. From and after the issuance of such press release, each of SPAC and Pubco represents to the Subscriber that it shall have publicly disclosed all material, non-public information regarding SPAC or Pubco delivered to the Subscriber by or on behalf of the SPAC, Pubco or any of its officers, directors, employees or agents (including the Placement Agents) in connection with the transactions contemplated by this Subscription Agreement. Prior to the closing under the BCA, Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC, the Company and Pubco (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Subscription Agreement to the contrary, each of SPAC, the Company and Pubco (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of a Registration Statement pursuant to Section 6(a), and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), the Company, SPAC or Pubco, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company, SPAC or Pubco for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for SPAC or Pubco to further disclose such information.

(v) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other LLC Subscriber or any other investor under the Other LLC Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other LLC Subscriber under this Subscription Agreement or any Other LLC Subscriber under the Other LLC Subscription Agreements. The decision of Subscriber to purchase Subscribed Units pursuant to this Subscription Agreement has been made by Subscriber independently of any Other LLC Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, SPAC, Pubco or any of their respective affiliates or subsidiaries which may have been made or given by any Other LLC Subscriber or investor or by any agent or employee of any Other LLC Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other LLC Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other LLC Subscription Agreement, and no action taken by Subscriber or Other LLC Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other LLC Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other LLC Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other LLC Subscription Agreements. Subscriber acknowledges that no Other LLC Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other LLC Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Units or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other LLC Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(w) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections or Annexes are to Sections or Annexes contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

[Signature pages follow]

IN WITNESS WHEREOF, Pubco has accepted this Subscription Agreement as of the date first set forth above.

AVALANCHE TREASURY CORPORATION

By:
Name:
Title:

Address for Notices:

Avalanche Treasury Corporation

413 W 14th Street
Floor 2, PMB 4633
New York, NY 10014
Attn: Gerald Batholomew Smith, President
Email: [***]

with a copy (not to constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West

New York NY 10001
Email: [***]

Attention: Lorenzo Corte; Ryan Dzierniejko

[Signature Page to Subscription Agreement – Equity]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

AVALANCHE TREASURY COMPANY LLC

By:
Name:
Title:

Address for Notices:

Avalanche Treasury Company LLC

413 W 14th Street
Floor 2, PMB 4633
New York, NY 10014
Attn: Gerald Batholomew Smith, President
Email: [***]

with a copy (not to constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
22 Bishopsgate
London EC2N 4BQ, UK
Email: [***]

Attention: Lorenzo Corte; Maria Protopapa

and

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attention: Warren Fixmer, Managing Director

PJT Partners LP

280 Park Avenue

New York, NY 10017

United States

Attention: David Travin, General Counsel

[Signature Page to Subscription Agreement – Equity]

IN WITNESS WHEREOF, SPAC has accepted this Subscription Agreement as of the date first set forth above.

MOUNTAIN LAKE ACQUISITION CORP.

By:
Name:
Title:

Address for Notices:

930 Tahoe Blvd STE 802 PMB 45

Incline Village, NV 89451

Email: [***]

Attention: Chief Executive Officer

with a copy (not to constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York NY 10105

Email:	[***]
[***]
Attention:	Stuart Neuhauser, Esq.
Lloyd N. Steele, Esq.

[Signature Page to Subscription Agreement – Equity]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber: ______________________________	State/Country of Formation or Domicile: ____
By: ____________________________________________
Name: __________________________________________
Title: ___________________________________________
Name in which Subscribed Units are to be registered (if different):	Date: ________________
________________________________________________
Subscriber’s EIN: _________________________________
Entity Type (e.g., corporation, partnership, trust, etc.): ___________________________________________
Business Address-Street:	Mailing Address-Street (if different):
_________________________________________________	______________________________________________
City, State, Zip: ____________________________________	City, State, Zip: _________________________________
Attn: ____________________________________________	Attn: __________________________________________
Telephone No.: ____________________________________	Telephone No.: __________________________________
Email for notices: __________________________________	Email for notices (if different): _____________________
Number of Company Units subscribed for: _____________

Form of Payment:

☐	Cash: $_______

☐	USDC: $_______

☐	AVAX: ______ AVAX

Signing AVAX Price: ______________

[Signature Page to Subscription Agreement – Equity]

ANNEX A

ESCROW ACCOUNT WIRE INSTRUCTIONS

[●]

ANNEX B

WALLET ADDRESS OF THE COMPANY

[●] Custody Account

[●]

ANNEX C

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

[To come]

ANNEX D

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex D should be completed and signed by Subscriber and constitutes a part of the Subscription Agreement.

1.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”)

☐	We are subscribing for the Subscribed Units as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

**OR**

2.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐	Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an institutional “accredited investor.”

**AND**

3.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Subscriber is a “institutional investor” (as defined in FINRA Rule 2111).

**AND**

4.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of SPAC, the Company or Pubco or acting on behalf of an affiliate of SPAC, the Company or Pubco.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, private business development company, or rural business investment company;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐	Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are “accredited investors”.

Specify which tests:

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status; or

☐	Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

**AND**

5.	FINRA INSTITUTIONAL ACCOUNT STATUS (Please check the box)

☐	Subscriber is an “institutional account” under FINRA Rule 4512(c).

**AND**

6.	EEA QUALIFIED INVESTOR (Please check the applicable box)

☐	Subscriber is a “qualified investor” (within the meaning of Article 2 of the EU Prospectus Regulation).

☐	Subscriber is not a resident in a member state of the European Economic Area.

**AND**

7.	UK QUALIFIED INVESTOR (Please check the applicable box)

☐	Subscriber is a “qualified investor” (within the meaning of Article 2 of the UK Prospectus Regulation) who is also (i) an investment professional falling within Article the Order; (ii) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (iii) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of the Subscribed Units may be lawfully communicated or caused to be communicated.

☐	Subscriber is not resident in the United Kingdom.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

SUBSCRIBER:

Print Name:

By:
Name:
Title:

ANNEX E

SIGNING AVAX PRICE REPRESENTATIONS OF SUBSCRIBER

This Annex E should be completed and signed by Subscriber if Subscriber elects to Subscribe for Company Units with AVAX. This Annex E constitutes a part of the Subscription Agreement. For purposes of this Subscription Agreement and this Annex E:

“Locked AVAX” means Paper Locked AVAX or Programmatically Locked AVAX.

“Paper Locked AVAX” means any AVAX that, as of the date of this Subscription Agreement, may only be transferred to the Company with the consent of the Avalanche Network, Avalanche (BVI), Inc., a British Virgin Islands business company, or Ava Labs, Inc., a Delaware corporation, and the Company, upon receipt of any such AVAX, may not otherwise independently transfer or dispose of, directly or indirectly, any such AVAX until it becomes Unrestricted AVAX, as such AVAX is locked pursuant to a vesting schedule.

“Programmatically Locked AVAX” means any AVAX that, as of the date of this Subscription Agreement, is locked in the Avalanche Network pursuant to a vesting schedule and may not be transferred or disposed of, directly or indirectly, under any circumstances until the expiration of such vesting schedule.

“Restricted AVAX” means AVAX that is either Locked AVAX or Staked AVAX.

“Stake” or “Staking” means (a) staking or delegating, whether directly or through a third-party service provider, for the purposes of participating in network consensus, securing the network and receiving staking rewards; (b) participating in liquid staking protocols, including depositing AVAX into protocols that issue liquid staking derivatives or receipt tokens; (c) engaging in on-chain or off-chain yield generation activities, including but not limited to depositing AVAX into decentralized or centralized finance protocols for the purposes of lending or borrowing against; or (d) providing liquidity to decentralized or centralized exchanges, automated market makers or liquidity pools.

“Staked AVAX” means any AVAX that the Company is, as of the date of this Subscription Agreement, unable to immediately acquire from Subscriber or otherwise Stake, lend, pledge, or transfer or dispose of, directly or indirectly because such AVAX is currently being Staked.

“Unrestricted AVAX” means AVAX that is neither Locked AVAX nor Staked AVAX.

AVAX STATUS (If Subscribing for Company Units with AVAX, please check one of the following boxes, as applicable):

☐	Unrestricted AVAX. Subscriber certifies that Subscriber is delivering the Subscription Price in Unrestricted AVAX, free and clear of any liens, encumbrances or other restrictions.

☐	Locked AVAX. Subscriber certifies that Subscriber is delivering the Subscription Price in Locked AVAX, free and clear of any liens, encumbrances or other restrictions, except for the lock rendering such AVAX to be Locked AVAX.

☐	Staked AVAX. Subscriber certifies that Subscriber is delivering the Subscription Price in Staked AVAX.

RESTRICTED AVAX (If Subscribing for Company Units with Restricted AVAX, please check one of the following boxes, as applicable)

☐	Short Restricted AVAX. Subscriber certifies that Subscriber elects to subscribe for the Company Units with Restricted AVAX that will become Unrestricted AVAX on or prior to the one-year anniversary of this Subscription Agreement, and accordingly the Short Restricted AVAX Price shall apply.

☐	Long Restricted AVAX. Subscriber certifies that Subscriber elects to subscribe for the Company Units with Restricted AVAX that will become Unrestricted AVAX following the one-year anniversary of this Subscription Agreement, and accordingly the Long Restricted AVAX Price shall apply.

PROGRAMMATICALLY LOCKED AVAX OR STAKED AVAX HORIZON (If Subscribing for Company Units with Programmatically Locked AVAX or Staked AVAX, please indicate below the timeline for either (i) the vesting schedule pursuant to which the Programmatically Locked AVAX is locked or (ii) when such Staking activities for the Staked AVAX will end, and, in either case such AVAX will be eligible to transfer to the Company):

ANNEX F

FORM OF PROGRAMMATICALLY LOCKED OR STAKED AVAX CERTIFICATION

This Programmatically Locked or Staked AVAX Certificate (this “Certificate”) is made as of [●] by [●] (“Subscriber”). Reference is made to that certain subscription agreement (the “LLC Subscription Agreement”), dated as of [●], 2025, by and among, inter alios, Avalanche Treasury Company LLC (the “Company”) and Subscriber. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the LLC Subscription Agreement.

1. Subscriber is delivering the Subscription Price on the date of this Certificate in Unrestricted AVAX.

2. The Subscription Price for the Subscribed Units shall include any additional AVAX yielded or earned on or by, through Staking or otherwise, the Programmatically Locked AVAX or Staked AVAX, as applicable, originally constituting the Subscription Price, from the date of the Subscription Agreement through to the date of this Certificate (such additional yielded or earned AVAX, the “Yield AVAX”).

3. As of the date of the LLC Subscription Agreement, the AVAX Amount constituting the Subscription Price was [●].

4. As of the date of this Certificate, the number of Yield AVAX is [●], representing a [●]% increase on the AVAX Amount.

5. Subscriber will deliver the Subscription Price, including the AVAX Amount and the Yield AVAX, on the date of this Certificate.

6. This Certificate shall form a part of the LLC Subscription Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date written above.

[●]

[By: [●]]

By:
Name:
Title:

ANNEX G

FORM OF ASSIGNMENT

ASSIGNMENT, ASSUMPTION & JOINDER

TO

LLC SUBSCRIPTION AGREEMENT

[●], 2025

This Assignment, Assumption & Joinder Agreement (this “Agreement”) is made as of the date written above by [●] (“Assignor”) and [●] (“Assignee”). Reference is made to that certain subscription agreement (the “LLC Subscription Agreement”), dated as of [●], 2025, by and among, inter alios, Avalanche Treasury Company LLC (the “Company”) and Assignor. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the LLC Subscription Agreement.

1. Each of Assignee and Assignor, by their execution and delivery of this Agreement, agrees to the assignment to and assumption by Assignee of all of Assignor’s rights and benefits as the “Subscriber” or equivalent term under the LLC Subscription Agreement and any other related documents as they apply to the “Subscriber” or equivalent term, including, for the avoidance of doubt, the right to purchase from the Company at the closing of the Subscription of [all of the Company Units][a portion of the units] initially subscribed for by Assignor.

2. Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Assignee shall be bound by all of the terms, obligations, provisions and conditions contained in the LLC Subscription Agreement as they apply to the “Subscriber” thereunder and as if an original signatory thereto in such capacity.

3. Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, Assignee makes all of the representation and warranties of the Subscriber set forth in the LLC Subscription Agreement as of the date hereof.

4. Assignor hereby acknowledges, agrees and confirms that, in accordance with Section 9(g) of the LLC Subscription Agreement, nothing in this Agreement shall limit the obligations of Assignor under the LLC Subscription Agreement, or the rights of any party thereto, to the extent that Assignee fails to comply with its obligations under the LLC Subscription Agreement.

5. This Agreement shall be governed by the governing law applicable to the LLC Subscription Agreement.

6. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written above.

[●]

[By: [●]]

By:
Name:
Title:

ASSIGNEE:

Name of Assignee:	State/Country of Formation or Domicile: [●]

[●]

[By: [●]]

By: __________________________________

Name: ________________________________

Title: _________________________________

Name in which Transferred Interest is to be registered (if different):	Date: [●], 2025

Assignee’s EIN: [●]

Business Address	Mailing Address (if different):

[●]
[●]
Attn: [●]	Attn: ______________________________

Telephone No.: [●]	Telephone No.:
Facsimile No.: [●]	Facsimile No.:

Number of Company Units in Transferred Interest: [●]

Price Per Company Unit: $[●]

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